HORIZON

                           ADVANTUS HORIZON FUND, INC.

             ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2001

[ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

[GRAPHICS]

EQUITY

ADVANTUS HORIZON FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                                       2

INVESTMENTS IN SECURITIES                                7

STATEMENT OF ASSETS AND LIABILITIES                     11

STATEMENT OF OPERATIONS                                 12

STATEMENTS OF CHANGES IN NET ASSETS                     13

NOTES TO FINANCIAL STATEMENTS                           15

INDEPENDENT AUDITORS'REPORT                             20

FEDERAL INCOME TAX INFORMATION                          21

SHAREHOLDER SERVICES                                    22

LETTER FROM THE PRESIDENT

                                              [PHOTOGRAPH OF WILLIAM N WESTHOFF]

Dear Shareholder:

Before September 11 - our country's economy was slowing at a fairly rapid rate. To combat recession, the Federal Reserve lowered the Fed Funds rate seven times totaling 300 basis points (3.0 percent) since the beginning of the year. We were seeing some positive economic indicators, including signs that businesses were selling down their inventories and consumers were continuing to spend. All in all, the American economy may have been poised for recovery. That all changed on September 11.

The devastating terrorist attacks on America had a profound effect on our government, financial markets, business, and society. As horrific and unprecedented as the events of September 11 were, the aftermath speaks volumes for the strength and tenacity of the American people and our capital markets.

The U.S. stock market reopened on Monday, September 17, after being closed only four business days. As expected, the stock market reopened weak and remained so for a period. More than one month after the September 11 attack, the stock market, albeit volatile, has gradually been gaining back some of its ground.

In times of uncertainty, investors often make a flight to quality. This period is no different. The yields on short-term Treasury securities are the lowest they have been in 50 years. More than 18 months before the disaster of September 11, as the equity market disappointed, many investors had sought safety in the fixed income markets. Many investors seeking quality and liquidity looked to the short maturities of the yield curve and to investment-grade bonds to find it. The long-maturities of the yield curve, have remained relatively unchanged.

The Federal Reserve has been very responsive before and after the disaster. It has lowered the Fed Funds rate ten times this year (totaling 450 basis points, or 4.5 percent) and will continue to release liquidity into the banking system, as needed. The latest cut to the fed funds rate was 50 basis points (.50 percent) on November 6, putting the fed funds rate at 2.0 percent. The easings are intended to stoke the embers of our sluggish economy. As always, we are watchful of economic indicators, and in the current environment, housing starts and new auto sales will be especially telling about the direction of the economy.

I have said it before, but it bears repeating: our capital markets are the most highly developed in the world. Our economy, although weakened, is extremely resilient. Advantus believes that full economic and market recovery is imminent, but due to the tragic events of September 11, the timetable has been pushed back by several calendar quarters. As an investor, I urge you to stay on a disciplined path and not be unduely influenced by market volatility and short-term events. A long-term perspective will serve you best in any economic and market environment.

Sincerely,

/s/William N. Westhoff
William N. Westhoff
President, Advantus Funds

ADVANTUS HORIZON FUND

PERFORMANCE UPDATE

[PHOTOGRAPH OF THOMAS A. GUNDERSON, CFA]

[PHOTOGRAPH OF ALLEN STEINKOPF, CFA]

THOMAS A. GUNDERSON, CFA AND ALLEN STEINKOPF, CFA
PORTFOLIO MANAGERS

The Advantus Horizon Fund is a mutual fund designed for investors seeking long-term growth of capital. The Fund plans to achieve its objective by investing in equity securities diversified among individual companies and industries. The Fund invests primarily in dividend-paying and non-dividend-paying common stocks of established companies with strong long-term outlooks. Because dividend yields of these types of companies have fallen below average yield for all companies, however, the Fund has not paid dividends from current income since 1993.
-  Dividends paid quarterly.
-  Capital gains distributions paid annually.

PERFORMANCE
The Advantus Horizon Fund's performance for the year ended September 30, 2001, for each class of shares offered was as follows:

          CLASS A                         - 49.46 PERCENT*
          CLASS B                         - 49.85 PERCENT*
          CLASS C                         - 49.84 PERCENT*

The Fund declined along with the overall market over the past year. Growth stocks were hit especially hard with a 59.20 percent decline of the NASDAQ Composite Index*** and a 45.60 percent decline of the Russell 1000 Growth Index**. These declines make the 26.60 percent decline of the S&P 500+ and the
8.90 percent decline for the Russell 1000 Value Index** seem tame.

PERFORMANCE ANALYSIS

Growth stocks were led lower by the severe slow down in technology and telecommunications as both of these sectors fell 60-65 percent over the past year. These sectors were coming off several years of very strong sales and earnings growth, with stock valuation levels that incorporated expectations of several more years of growth. As their growth slowed and began to decline, the stocks lost both their earnings and their high valuations as the market came to realize that these stocks are indeed cyclical in nature and deserved a lower valuation. The Fund had on average about 39 percent of the assets in the technology and telecommunications sectors over the past year, a large weight but below the 41 percent of our benchmark the Russell 1000 Growth index** holds in those two sectors.

The slowing economy and the slowing corporate earnings growth rate had a leveraged impact on the faster growing companies as many of these stocks were priced for perfection - assuming growth would never slow. As a result, stock declines were broad based with the best performing growth sector being consumer staples with declines in the mid-teens. Health care stocks fell over 15 percent, consumer cyclicals were down over 18 percent and financial was down over 30 percent.

The fund was negatively impacted by several high growth investments in the technology and telecommunication sectors where the slowing macro environment caused severe risk to the business plans of these companies. Over the course of the past year we have sold the higher risk names in these sectors and have returned to a focus on higher quality going forward.

We firmly believe our strategy of investing in a portfolio of quality growth stocks with a growth rate that's 50 percent higher than the overall market will lead to superior long-term performance. This is based on the belief that stock prices follow earnings in the long run. The strategy was not effective over the past year, however, as the valuation levels were extended on the upside.

Currently, valuations on these great companies have come back to what may prove to be very attractive levels going forward.

OUTLOOK

The tragic events of September 11th combined with the many ongoing effects that resulted from the attack will be the driving factors over the near term. Over the next few months, we feel that the market will need to digest sharply lower earnings, higher unemployment, rising credit losses, and a heightened level of uncertainty. In such a period, stock prices can fall to low levels, then go lower. Fortunately the U.S. economy was in a very healthy position going into this troubling period with low inflation, federal government surplus positions, and one of the most productive workforces in the world. We believe that Federal Reserve and government officials are doing all the right things to get this economy growing again. The U.S. economy has been able to grow in times of war before and we believe it will again.

Over the next six months we expect driving forces of fear and uncertainty will lessen as the markets begin to see with increased certainty the depth and breadth of the current economic slowdown. As this happens we feel that the markets will be poised to stabilize and possibly make a sustained rally with investors looking less for defensive names, and more toward the long-term growth companies like those in Fund.

* Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

** The Russell 1000 Growth Index contains those stocks from the Russell 1000 with greater than average growth orientation. The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

*** The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks.

+ The S&P 500 Index is a broad unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

             COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                      INVESTMENT IN ADVANTUS HORIZON FUND,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Horizon Fund compared to the Russell 1000 Growth Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1991 through September 30, 2001. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Horizon Fund (August 19, 1994 and March 1, 1995, respectively) through September 30, 2001.

                                     CLASS A

AVERAGE ANNUAL TOTAL RETURN:

One year           -52.24%
Five year             .65%
Ten year             6.22%

[CHART]


                CLASS A             CPI        RUSSELL 1000 GROWTH INDEX
9/30/91         $ 9,447           $10,000              $10,000
9/30/92         $10,312           $10,299              $11,088
9/30/93         $11,216           $10,577              $11,748
9/30/94         $11,435           $10,942              $13,128
9/30/95         $14,267           $11,182              $17,356
9/30/96         $16,725           $11,518              $21,069
9/30/97         $20,900           $11,774              $28,714
9/30/98         $24,322           $11,942              $31,902
9/30/99         $30,339           $12,255              $43,021
9/30/00         $36,181           $12,660              $53,095
9/30/01         $18,285           $13,007              $28,863

                                     CLASS B

AVERAGE ANNUAL TOTAL RETURN:

One year                              -52.36%
Five year                                .80%
Since inception (8/19/94)               6.24%

[CHART]

                CLASS B            CPI        RUSSELL 1000 GROWTH INDEX
8/19/94         $10,000           $10,000              $10,000
9/30/94         $ 9,629           $10,067              $10,125
9/30/95         $12,074           $10,289              $13,386
9/30/96         $14,221           $10,598              $16,249
9/30/97         $17,855           $10,833              $22,146
9/30/98         $20,757           $10,987              $24,605
9/30/99         $25,759           $11,276              $33,181
9/30/00         $30,517           $11,659              $40,950
9/30/01         $15,385           $11,968              $22,277

                                     CLASS C

AVERAGE ANNUAL TOTAL RETURN:

One year                              -49.84%
Five year                               1.05%
Since inception (3/1/95)                5.83%

[CHART]

                CLASS C             CPI        RUSSELL 1000 GROWTH INDEX
 3/1/95         $10,000           $10,000              $10,000
9/30/95         $11,844           $10,146              $12,331
9/30/96         $12,668           $10,450              $14,969
9/30/97         $17,084           $10,682              $20,402
9/30/98         $19,863           $10,834              $22,667
9/30/99         $24,595           $11,119              $30,567
9/30/00         $29,114           $11,497              $37,724
9/30/01         $14,518           $11,801              $20,522

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TOP TEN STOCK HOLDINGS

                                                            MARKET      % OF STOCK
COMPANY                                      SHARES         VALUE        PORTFOLIO
-------                                      ------      ------------    ----------
Pfizer, Inc.                                 77,150      $  3,093,715       8.1%
General Electric Company                     70,928         2,638,522       6.9%
AOL Time Warner, Inc.                        52,300         1,731,130       4.6%
Microsoft Corporation                        31,459         1,609,757       4.2%
American Home Products
 Corporation                                 23,300         1,357,225       3.6%
Eli Lilly & Company                          16,800         1,355,760       3.6%
Johnson & Johnson                            22,500         1,246,500       3.3%
Pepsico, Inc.                                25,210         1,222,685       3.2%
Home Depot, Inc                              26,050           999,539       2.6%
Intel Corporation                            48,431           987,508       2.6%
                                                          -----------     ------
                                                         $ 16,242,341      42.7%
                                                          ===========     ======

[CHART]

Cash and Other Assets/Liabilities            3.1%
Energy                                       0.1%
Utilities                                    0.1%
Transportation                               0.4%
Basic Materials                              0.5%
S&P Depository Receipt                       0.5%
Communication Services                       0.7%
Financial                                    8.4%
Capital Goods                                8.7%
Consumer Cyclical                           10.8%
Consumer Staples                            12.1%
Technology                                  25.6%
Health Care                                 29.0%

                                                           ADVANTUS HORIZON FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 2001
           (Percentages of each investment category relate to total net assets.)

                                             MARKET
SHARES                                      VALUE(a)
------                                    -------------
COMMON STOCK (96.4%)
   BASIC MATERIALS (.5%)
     Chemicals (.5%)
     5,100   Pharmacia
              Corporation                 $     206,856
                                          -------------
   CAPITAL GOODS (8.7%)
     Electrical Equipment (6.7%)
    70,928   General Electric
              Company                         2,638,522
                                          -------------
     Manufacturing (1.9%)
    16,048   Tyco International,
              Ltd. (c)                          730,184
                                          -------------
     Office Equipment (.1%)
     1,011   Lexmark International
              Group, Inc. (b)                    45,202
                                          -------------
   COMMUNICATION SERVICES (.7%)
     Telecommunication (.7%)
     5,474   Qualcomm, Inc. (b)                 260,234
                                          -------------
   CONSUMER CYCLICAL (10.8%)
     Auto (.5%)
     5,200   Harley-Davidson, Inc.              210,600
                                          -------------
     Houseware (.1%)
     4,568   Corning, Inc. (b)                   40,290
                                          -------------
     Photography/Imagery (.1%)
     1,144   Eastman Kodak
              Company                            37,214
                                          -------------
     Retail (8.7%)
    15,300   Bed Bath &
              Beyond, Inc. (b)                  389,538
    17,900   Family Dollar Stores               492,608
    26,050   Home Depot, Inc.                   999,539
    10,400   Kohls Corporation (b)              499,200
    14,300   Tiffany & Company                  309,595
    15,000   Wal-Mart Stores, Inc.              742,500
                                          -------------
                                              3,432,980
                                          -------------
     Service (1.4%)
     7,112   Omnicom Group                      461,569
     3,100   TMP Worldwide,
              Inc. (b)                           88,009
                                          -------------
                                                549,578
                                          -------------
   CONSUMER STAPLES (12.1%)
     Beverage (4.2%)
    25,210   Pepsico, Inc.                    1,222,685
     9,100   The Coca-Cola
              Company                           426,335
                                          -------------
                                              1,649,020
                                          -------------
     Broadcasting (1.1%)
    11,900   Comcast
              Corporation (b)                   426,853
                                          -------------
     Entertainment (.5%)
     5,300   Viacom, Inc. (b)                   182,850
                                          -------------
     Food & Health (1.0%)
    15,700   Sysco Corporation                  400,978
                                          -------------
     Retail (1.4%)
    13,982   Safeway, Inc. (b)                  555,365
                                          -------------
     Service (3.1%)
    15,600   Automatic Data
              Processing, Inc.                  733,824
     9,800   Concord EFS, Inc. (b)              479,710
                                          -------------
                                              1,213,534
                                          -------------
     Tobacco (.8%)
     6,100   Philip Morris
              Companies, Inc.                   294,569
                                          -------------
   ENERGY (.1%)
     Oil & Gas (.1%)
     2,878   Veritas DGC, Inc. (b)               53,070
                                          -------------
   FINANCIAL (8.4%)
     Consumer Finance (2.8%)
    17,500   Capital One Financial
              Corporation                       805,525
     5,400   Household
             International, Inc.                304,452
                                          -------------
                                              1,109,977
                                          -------------
     Insurance (2.9%)
    11,900   American
              International Group               928,200
     4,300   Arthur J. Gallagher &
              Company                           203,605
                                          -------------
                                              1,131,805
                                          -------------

              See accompanying notes to investments in securities.

                                        7

                                             MARKET
SHARES                                      VALUE(a)
------                                    -------------
   FINANCIAL--CONTINUED
     Investment Bankers/Brokers (2.2%)
    16,200   CitiGroup, Inc.              $     656,100
     2,700   Goldman Sachs
              Group, Inc.                       192,645
                                          -------------
                                                848,745
                                          -------------
     Investment Companies (.5%)
     6,500   SEI Investments
              Company                           208,000
                                          -------------
   HEALTH CARE (29.0%)
     Biotechnology (2.0%)
     5,400   Amgen, Inc. (b)                    317,304
    10,500   Genzyme Surgical
              Products (b)                      476,910
                                          -------------
                                                794,214
                                          -------------
     Drugs (20.7%)
    23,300   American Home
              Products
              Corporation                     1,357,225
     1,900   Andrx Group (b)                    123,348
     4,000   Bristol-Myers Squibb
              Company                           222,240
    12,800   Cardinal Health, Inc.              946,560
    16,800   Eli Lilly & Company              1,355,760
     9,000   Merck &
              Company, Inc.                     599,400
    77,150   Pfizer, Inc.                     3,093,715
     6,800   Teva Pharmaceutical
              Industries, Ltd. (c)              411,060
                                          -------------
                                              8,109,308
                                          -------------
     Health Care-Diversified (3.2%)
    22,500   Johnson & Johnson                1,246,500
                                          -------------
     Medical Products/Supplies (3.1%)
     4,500   Baxter
              International, Inc.               247,725
     7,600   Biomet, Inc.                       222,300
    17,200   Medtronic, Inc.                    748,200
                                          -------------
                                              1,218,225
                                          -------------
   TECHNOLOGY (25.6%)
     Communications Equipment (.6%)
     4,120   Avaya, Inc. (b)                     40,788
     3,400   Brocade Communication
              Systems, Inc. (b)                  47,702
     2,099   Comverse
              Technology, Inc. (b)               42,988
     8,396   Lucent Technologies,
              Inc. (b)                           48,109
     4,238   Motorola, Inc.                      66,113
                                          -------------
                                                245,700
                                          -------------
     Computer Hardware (3.9%)
     5,325   Compaq Computer
              Corporation                        44,251
     1,831   Computer Associates
              International, Inc.                47,130
    16,230   Dell Computer
              Corporation (b)                   300,742
     2,909   Hewlett-Packard
              Company                            46,835
     9,500   International
              Business Machines
              Corporation                       876,850
     1,371   Nvidia Corporation (b)              37,661
    23,444   Sun Microsystems,
              Inc. (b)                          193,882
                                          -------------
                                              1,547,351
                                          -------------
     Computer Networking (1.9%)
       563   Affiliated Computer
              Services, Inc. (b)                 45,834
    52,685   Cisco Systems, Inc. (b)            641,703
     4,045   Juniper Networks,
              Inc. (b)                           39,237
     4,283   Yahoo!, Inc. (b)                    37,733
                                          -------------
                                                764,507
                                          -------------
     Computer Peripherals (.6%)
    16,000   EMC Corporation (b)                188,000
     4,644   Network Appliance,
              Inc. (b)                           31,579
                                          -------------
                                                219,579
                                          -------------
     Computer Services & Software (10.7%)
     1,719   Adobe Systems, Inc.                 41,222
    52,300   AOL Time Warner,
              Inc. (b)                        1,731,130
     1,370   Autodesk, Inc.                      43,922
     3,770   BEA Systems, Inc. (b)               36,154
     2,485   Cadence Design
              Systems, Inc. (b)                  41,375

              See accompanying notes to investments in securities

                                       8

                                             MARKET
SHARES                                      VALUE(a)
------                                    -------------
TECHNOLOGY--CONTINUED
     1,682   Citrix Systems, Inc. (b)     $      33,304
     1,443   Computer Sciences
              Corporation (b)                    47,864
       946   Electronic Arts, Inc. (b)           43,204
     7,700   Manugistics Group,
              Inc. (b)                           44,814
     5,996   McData Corporation (b)              50,306
    31,459   Microsoft
              Corporation (b)                 1,609,757
    30,226   Oracle Systems (b)                 380,243
     1,879   Peoplesoft, Inc. (b)                33,897
     2,789   Siebel Systems, Inc. (b)            36,285
     2,006   Sungard Data
              Systems, Inc. (b)                  46,880
                                          -------------
                                              4,220,357
                                          -------------
     Electrical Instruments (.4%)
     2,142   Agilent Technologies,
              Inc. (b)                           41,876
     7,965   JDS Uniphase
              Corporation (b)                    50,339
     1,408   Waters Corporation (b)              50,364
                                          -------------
                                                142,579
                                          -------------
     Electrical Semiconductor (5.4%)
     4,595   Advanced Micro
              Devices (b)                        37,449
     3,900   Altera Corporation(b)               64,311
     2,466   Analog
              Devices, Inc. (b)                  80,638
     5,876   Applied Materials,
              Inc. (b)                          167,113
     6,544   Atmel Corporation (b)               43,714
     1,774   Broadcom
              Corporation (b)                    36,012
    48,431   Intel Corporation                  987,508
     2,288   Linear Technology
              Corporation                        75,046
     2,841   LSI Logic Corporation (b)           33,382
     1,532   Microchip Technology,
              Inc. (b)                           41,058
     2,309   Micron Technology,
              Inc. (b)                           43,479
     1,662   National
              Semiconductor
              Corporation (b)                    36,647
     1,381   Novellus Systems,
              Inc. (b)                           39,441
     2,227   PMC-Sierra, Inc. (b)                23,139
     2,018   RF Micro Devices, Inc. (b)          33,539
    12,487   Texas Instruments, Inc.            311,925
     2,279   Xilinx, Inc. (b)                    53,625
                                          -------------
                                              2,108,026
                                          -------------
     Electronics-Computer Distribution (.5%)
     6,100   Flextronics
              International,
              Ltd. (b)(c)                       100,894
     2,222   Maxim Integrated
              Products (b)                       77,637
                                          -------------
                                                178,531
                                          -------------
     Equipment Semiconductor (.2%)
     1,335   KLA-Tencor
              Corporation (b)                    42,159
     1,798   Teradyne, Inc. (b)                  35,061
                                          -------------
                                                 77,220
                                          -------------
     Retail (.1%)
     1,023   eBay, Inc. (b)                      46,802
                                          -------------
     Service-Data Processing (1.3%)
     3,128   Electronic Data
              Systems Corporation               180,110
     3,600   First Data Corporation             209,736
     1,364   Intuit, Inc. (b)                    48,831
     1,460   Verisign, Inc. (b)                  61,174
                                          -------------
                                                499,851
                                          -------------
   TRANSPORTATION (.4%)
     Air Freight (.4%)
     5,700   CH Robinson
              Worldwide, Inc.                   165,072
                                          -------------
   UTILITIES (.1%)
     Electric Companies (.1%)
     3,800   AES Corporation (b)                 48,716
                                          -------------
Total common stock
(cost: $34,664,685)                         $37,858,964
                                          -------------

See accompanying notes to investments in securities

                                                                                                        MARKET
SHARES                                                                                                  VALUE(a)
------                                                                                               -------------
S&P DEPOSITORY RECEIPT (.5%)
     1,900   Standard & Poor's Depository Receipt Trust Series I                                     $     198,436
                                                                                                     -------------
             Total S&P depository receipt (cost: $224,922)                                                 198,436
                                                                                                     -------------
SHORT-TERM SECURITIES (2.4%)
   353,085   Federated Money Market Obligations Trust - Prime Obligations Fund,
              current rate 3.420%                                                                          353,085
     2,044   Provident Institutional Fund - TempFund Portfolio, current rate 3.670%                          2,044
   564,949   Wells Fargo & Company-Cash Investment Fund, current rate 3.620%                               564,949
                                                                                                     -------------
             Total short-term securities (cost: $920,078)                                                  920,078
                                                                                                     -------------
             Total investments in securities (cost: $35,809,685) (d)                                 $  38,977,478
                                                                                                     =============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Fund held 3.2% of net assets in foreign securities as of September 30, 2001.
(d) At September 30, 2001, the cost of securities for federal income tax purposes was $40,051,394. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                   $   5,041,696
     Gross unrealized depreciation                                                                      (6,115,612)
                                                                                                     -------------
     Net unrealized depreciation                                                                      $ (1,073,916)
                                                                                                     =============

              See accompanying notes to investments in securities.

                                                           ADVANTUS HORIZON FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 2001

                                     ASSETS

Investments in securities, at market value - see accompanying schedule for
 detailed listing (a) (identified cost: $35,809,685)                                                   $ 38,977,478
Receivable for Fund shares sold                                                                              22,439
Receivable for investment securities sold                                                                   563,574
Accrued interest receivable                                                                                   3,088
Dividends receivable                                                                                         25,772
Collateral for securities loaned (note 6)                                                                 1,809,960
                                                                                                       ------------
     Total assets                                                                                        41,402,311
                                                                                                       ------------
                                   LIABILITIES

Payable for investment securities purchased                                                                 190,061
Payable for Fund shares redeemed                                                                             81,831
Payable to Adviser                                                                                           48,612
Other payables                                                                                                  883
Payable upon return of securities loaned (note 6)                                                         1,809,960
                                                                                                       ------------
     Total liabilities                                                                                    2,131,347
                                                                                                       ------------
Net assets applicable to outstanding capital stock                                                     $ 39,270,964
                                                                                                       ============
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
   unallocated) of $.01 par value                                                                      $     31,896
   Additional paid-in capital                                                                            51,340,672
   Accumulated net realized losses from investments                                                     (15,269,397)
   Unrealized appreciation on investments                                                                 3,167,793
                                                                                                       ------------
     Total - representing net assets applicable to outstanding capital stock                           $ 39,270,964
                                                                                                       ============

Net assets applicable to outstanding Class A shares                                                    $ 27,603,671
                                                                                                       ============
Net assets applicable to outstanding Class B shares                                                    $ 10,679,133
                                                                                                       ============
Net assets applicable to outstanding Class C shares                                                    $    988,160
                                                                                                       ============
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 2,185,983                                                              $      12.63
                                                                                                       ============
   Class B - Shares outstanding 919,181                                                                $      11.62
                                                                                                       ============
   Class C - Shares outstanding 84,405                                                                 $      11.71
                                                                                                       ============

-------------
(a) Includes securities on loan of $1,754,805

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

Investment income:
   Interest                                                                                            $     75,369
   Dividends                                                                                                225,685
   Income from securities lending activities                                                                  1,867
                                                                                                       ------------
       Total investment income                                                                              302,921
                                                                                                       ------------
Expenses (note 4):
   Investment advisory fee                                                                                  427,000
   Rule 12b-1 - Class A                                                                                     105,267
   Rule 12b-1 - Class B                                                                                     173,285
   Rule 12b-1 - Class C                                                                                      15,646
   Administrative services fee                                                                               74,400
   Transfer agent and shareholder services fees                                                             314,627
   Custodian fees                                                                                            11,848
   Auditing and accounting services                                                                          29,114
   Legal fees                                                                                                 9,546
   Directors' fees                                                                                            1,128
   Registration fees                                                                                         37,489
   Printing and shareholder reports                                                                          38,822
   Insurance                                                                                                  2,011
   Other                                                                                                      9,150
                                                                                                       ------------
       Total expenses                                                                                     1,249,333
   Less fees and expenses waived or absorbed by Adviser                                                    (284,604)
                                                                                                       ------------
       Total net expenses                                                                                   964,729
                                                                                                       ------------
       Investment loss - net                                                                               (661,808)
                                                                                                       ------------
Realized and unrealized losses on investments:
   Net realized losses on investments (note 3)                                                          (13,832,622)
   Net change in unrealized appreciation or depreciation on investments                                 (28,342,114)
                                                                                                       ------------
       Net losses on investments                                                                        (42,174,736)
                                                                                                       ------------
Net decrease in net assets resulting from operations                                                   $(42,836,544)
                                                                                                       ============

                See accompanying notes to financial statements.

                                                            ADVANTUSHORIZON FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                 FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                                        2001               2000
                                                                                   --------------     -------------
Operations:
   Investment loss - net                                                           $     (661,808)    $  (1,067,867)
   Net realized gain (loss) on investments                                            (13,832,622)       15,798,951
   Net change in unrealized appreciation or depreciation
     on investments                                                                   (28,342,114)          986,530
                                                                                   --------------     -------------
       Increase (decrease) in net assets resulting from operations                    (42,836,544)       15,717,614
                                                                                   --------------     -------------
Distributions to shareholders from net realized gains on investments:
     Class A                                                                           (9,628,296)       (1,947,401)
     Class B                                                                           (4,375,595)         (839,265)
     Class C                                                                             (390,723)          (79,353)
                                                                                   --------------     -------------
       Total distributions                                                            (14,394,614)       (2,866,019)
                                                                                   --------------     -------------
Capital share transactions (notes 4 and 5):
   Proceeds from sales:
     Class A                                                                            6,031,604        12,781,313
     Class B                                                                            1,569,835         5,858,583
     Class C                                                                              270,628           480,940
   Proceeds from issuance of shares as a result of reinvested dividends:
     Class A                                                                            9,409,680         1,920,111
     Class B                                                                            4,048,610           812,787
     Class C                                                                              374,664            78,055
   Payments for redemption of shares:
     Class A                                                                          (12,322,741)      (16,846,488)
     Class B                                                                           (5,184,908)       (6,731,920)
     Class C                                                                             (537,056)       (1,044,844)
                                                                                   --------------     -------------
       Increase (decrease) in net assets from
         capital share transactions                                                     3,660,316        (2,691,463)
                                                                                   --------------     -------------
       Total increase (decrease) in net assets                                        (53,570,842)       10,160,132
Net assets at beginning of year                                                        92,841,806        82,681,674
                                                                                   --------------     -------------
Net assets at end of year                                                          $   39,270,964     $  92,841,806
                                                                                   ==============     =============

                See accompanying notes to financial statements.

                 (This page has been left blank intentionally)

                                                           ADVANTUS HORIZON FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 2001
(1)   ORGANIZATION

      The Advantus Horizon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital combined with a moderate level of current income through investment in equity securities.

      The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed by the Fund are summarized as follows:

   USE OF ESTIMATES
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES
      The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market value.

      Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FEDERAL TAXES
      The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

      For federal income tax purposes, the Fund has a capital loss carryover in the amount of $11,027,687 which, if not offset by subsequent capital gains, will expire September 30, 2009 through September 30, 2010. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

      On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to decrease accumulated net investment loss by $661,808, decrease accumulated net realized losses by $117,347, decrease additional paid-in-capital by $779,155.

   DISTRIBUTIONS TO SHAREHOLDERS
      Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3)   INVESTMENT SECURITY TRANSACTIONS

      For the year ended September 30, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $77,145,889 and $85,451,780, respectively.

(4)   EXPENSES AND RELATED PARTY TRANSACTIONS

      The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $1 billion in net assets, .65 percent on the next $1 billion in net assets, and .60 percent on net assets in excess of $2 billion.

      The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee of up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee of up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

      The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

      The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, outside legal, auditing and accounting services, and other miscellaneous expenses.

      The Fund has entered in a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

      Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the advisory agreement, Advantus Captial has contractually, agreed to absorb all Fund costs and expenses which exceed 1.35% of Class A average daily net assets, and 2.10% of Class B and Class C average daily net assets. During the year ended September 30, 2001, Advantus Capital contractually agreed to absorb $284,604 in expenses which were otherwise payable by the Fund.

      For the year ended September 30, 2001, sales charges received by Securian for distributing the Fund's three classes of shares amounted to $86,114.

      As of September 30, 2001 Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 4,069 Class A shares which represents
1.9 percent of the total outstanding Class A shares.

      Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,785.

(5)   CAPITAL SHARE TRANSACTIONS

      Transactions in shares for the year ended September 30, 2001, and 2000 were as follows:

                                                      CLASS A                 CLASS B                CLASS C
                                                 -------     -------     -------     -------     ------     ------
                                                   2001       2000         2001        2000       2001       2000
                                                 -------     -------     -------     -------     ------     ------
Sold                                             359,055     416,222      92,722     194,436     14,967     16,377
Issued for reinvested distributions              466,476      64,614     216,815      28,830     20,334      2,752
Redeemed                                        (685,126)   (540,501)   (308,878)   (227,243)   (32,274)   (36,606)
                                                 -------     -------     -------     -------     ------     ------
                                                 140,405     (59,665)        659      (3,977)     3,027    (17,477)
                                                 =======     =======     =======     =======     ======     ======

(6)   SECURITIES LENDING CONTRACTS

      To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At September 30, 2001, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At September 30, 2001, securities valued at $1,754,805 were on loan to brokers and the Fund had $1,809,960 in cash collateral.

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                    CLASS A
                                                               -------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                                               -------------------------------------------------------
                                                                 2001       2000        1999        1998       1997
                                                               --------   --------    --------    --------    --------
Net asset value, beginning of year                             $  31.08   $  26.88    $  23.59    $  23.06    $  23.07
                                                               --------   --------    --------    --------    --------
Income from investment operations:
  Net investment loss                                              (.16)      (.28)       (.16)       (.09)       (.08)
  Net gains (losses) on securities
   (both realized and unrealized)                                (13.38)      5.41        5.77        3.48        4.89
                                                               --------   --------    --------    --------    --------
   Total from investment operations                              (13.54)      5.13        5.61        3.39        4.81
                                                               --------   --------    --------    --------    --------
Less distributions:
  Distributions from net realized gains                           (4.91)      (.93)      (2.32)      (2.86)      (4.82)
                                                               --------   --------    --------    --------    --------
   Total distributions                                            (4.91)      (.93)      (2.32)      (2.86)      (4.82)
                                                               --------   --------    --------    --------    --------
Net asset value, end of year                                   $  12.63   $  31.08    $  26.88    $  23.59    $  23.06
                                                               ========   ========    ========    ========    ========
Total return (a)                                                 (49.46)%    19.26%      24.74%      16.38%      24.96%
Net assets, end of year (in thousands)                         $ 27,603    $63,568     $56,581     $47,183     $40,192
Ratio of expenses to average daily net
  assets (b)(c)                                                    1.35%      1.33%       1.30%       1.36%       1.43%
Ratio of net investment income (loss) to
  average daily net assets (b)(c)                                  (.85)%     (.89)%      (.61)%      (.39)%      (.39)%
Portfolio turnover rate (excluding
  short-term securities)                                          129.6%     109.3%       60.1%       72.6%       71.5%

                                       18

                                                                                      CLASS B
                                                               -------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                               -------------------------------------------------------
                                                                 2001        2000        1999        1998       1997
                                                               --------   --------    --------    --------    --------
Net asset value, beginning of year                             $  29.26   $  25.54    $  22.65    $  22.41    $  22.65
                                                               --------   --------    --------    --------    --------
Income from investment operations:
  Net investment loss                                              (.30)      (.49)       (.32)       (.22)       (.19)
  Net gains (losses) on securities
   (both realized and unrealized)                                (12.43)      5.14        5.53        3.32        4.77
                                                               --------   --------    --------    --------    --------
   Total from investment operations                              (12.73)      4.65        5.21        3.10        4.58
                                                               --------   --------    --------    --------    --------
Less distributions:
  Distributions from net realized gains                           (4.91)      (.93)      (2.32)      (2.86)      (4.82)
                                                               --------   --------    --------    --------    --------
   Total distributions                                            (4.91)      (.93)      (2.32)      (2.86)      (4.82)
                                                               --------   --------    --------    --------    --------
Net asset value, end of year                                   $  11.62   $  29.26    $  25.54    $  22.65    $  22.41
                                                               ========   ========    ========    ========    ========
Total return (a)                                                 (49.85)%    18.40%      23.93%      15.48%      24.25%
Net assets, end of year (in thousands)                         $ 10,679   $ 26,878    $ 23,561    $ 17,100    $ 11,684
Ratio of expenses to average daily net
  assets (b)(c)                                                    2.10%      2.08%       2.04%       2.07%       2.18%
Ratio of net investment income (loss) to
  average daily net assets (b)(c)                                 (1.60)%    (1.63)%     (1.34)%     (1.11)%     (1.13)%
Portfolio turnover rate (excluding
  short-term securities)                                          129.6%     109.3%       60.1%       72.6%       71.5%

                                                                                      CLASS C
                                                               -------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30
                                                               -------------------------------------------------------
                                                                 2001       2000        1999       1998        1997
                                                               --------   --------    --------    --------    --------
Net asset value, beginning of year                             $  29.44   $  25.69    $  22.79    $  22.38    $  22.67
                                                               --------   --------    --------    --------    --------
Income from investment operations:
  Net investment loss                                              (.30)      (.51)       (.36)       (.24)       (.20)
  Net gains (losses) on securities
   (both realized and unrealized)                                (12.52)      5.19        5.58        3.51        4.73
                                                               --------   --------    --------    --------    --------
   Total from investment operations                              (12.82)      4.68        5.22        3.27        4.53
                                                               --------   --------    --------    --------    --------
Less distributions:
  Distributions from net realized gains                           (4.91)      (.93)      (2.32)      (2.86)      (4.82)
                                                               --------   --------    --------    --------    --------
   Total distributions                                            (4.91)      (.93)      (2.32)      (2.86)      (4.82)
                                                               --------   --------    --------    --------    --------
Net asset value, end of year                                   $  11.71   $  29.44    $  25.69    $  22.79    $  22.38
                                                               ========   ========    ========    ========    ========
Total return (a)                                                 (49.84)%    18.37%      23.82%      15.74%      24.03%
Net assets, end of year (in thousands)                         $    988   $  2,396    $  2,540    $  2,299    $  1,754
Ratio of expenses to average daily net
  assets (b)(c)                                                    2.10%      2.08%       2.04%       2.07%       2.18%
Ratio of net investment income (loss) to
  average daily net assets (b)(c)                                 (1.60)%    (1.63)%     (1.34)%     (1.10)%     (1.14)%
Portfolio turnover rate (excluding
  short-term securities)                                          129.6%     109.3%       60.1%       72.6%       71.5%

--------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
(b) The Fund's Adviser voluntarily waived or absorbed $284,604, and $90,632 in expenses for the years ended September 30, 2001, and 2000, respectively. If the Fund had been charged with these expenses, the ratio of expenses to average daily net assets would have been 1.81% and 1.42% for Class A, respectively, 2.56% and 2.17% for Class B, respectively, and 2.56% and 2.17% for Class C, respectively, and the ratio of net investment income (loss) would have been (1.32)% and (.97)% for Class A, respectively, (2.07)% and (1.72)% for Class B, respectively, and (2.07)% and (1.72)% for Class C, respectively.
(c) The Fund's Distributor voluntarily waived $6,809 and $18,019 in Class A distribution fees for the years ended September 30, 1998, and 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.37% and 1.48%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.40)% and (.44)%, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Horizon Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Advantus Horizon Fund, Inc. (the Fund) as of September 30, 2001 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001 and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                    KPMG LLP

Minneapolis, Minnesota
November 9, 2001

                                                            ADVANTUSHORIZON FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 2001. Dividends for the 2001 calendar year will be reported to you on Form 1099-Div in late January 2002. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

     Income distributions - taxable or dividend income, 7.2% qualifying for deductions by corporations.

CLASS A, CLASS B AND CLASS C

                                                                                       PER
PAYABLE DATE                                                                          SHARE
------------                                                                          -----
Capital gains distribution - taxable as long-term capital gains, 20% rate.
December 1, 2000*                                                                     $4.91
                                                                                     ======

*   Includes $1.41 of short-term capital gains (taxable or dividend income).

SHAREHOLDER SERVICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a #profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAs, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services,Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management,Inc. manages twelve mutual funds containing $2.1 billion in assets in addition to $9.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

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

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

[ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

Distributed by:
SECURIAN FINANCIAL SERVICES, INC.
Securities Dealer, Member NASD/SIPC.
Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098
1.888.237.1838
2001-1030-30102N

SECURIAN FINANCIAL SERVICES, INC.                           PRESORTED STANDARD
400 ROBERT STREET NORTH                                      U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                        ST. PAUL, MN
                                                              PERMIT NO. 3547

ADDRESS SERVICE REQUESTED











F.48637 Rev. 11-2001